UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 26, 2014

EPL OIL & GAS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-16179	72-1409562
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

919 Milam Street, Suite 1600,

Houston, Texas 77002

Registrant’s telephone number, including area code: (713) 228-0711

Not Applicable
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.  Changes in Registrant’s Certifying Accountant.

On June 3, 2014, Energy XXI (Bermuda) Limited, an exempted company under the laws of Bermuda (“Energy XXI”), Energy XXI Gulf Coast, Inc., a Delaware corporation and indirect wholly owned subsidiary of Energy XXI (“Gulf Coast”), Clyde Merger Sub, Inc., a wholly owned subsidiary of Gulf Coast (“Merger Sub”), and EPL Oil & Gas, Inc., a Delaware corporation (“EPL”), completed the previously-announced transaction (the “Merger”) contemplated by the Agreement and Plan of Merger, dated as of March 12, 2014, by and among Energy XXI, Gulf Coast, Merger Sub, and EPL. In connection with the Merger, on June 26, 2014 (the “Dismissal Date”), Energy XXI dismissed PricewaterhouseCoopers LLP (“PwC”) as EPL’s independent registered public accounting firm. The Audit Committee of the Board of Directors of Energy XXI (the “Audit Committee”) approved the dismissal of PwC.

During EPL’s two most recent fiscal years, PwC’s reports on EPL’s financial statements did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

EPL and PwC have not, during EPL’s two most recent fiscal years and the subsequent interim period through the Dismissal Date, had any disagreements on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of PwC, would have caused PwC to make reference to the matter in its reports on EPL’s financial statements during such periods; and there were no “reportable events” as the term is described in Item 304(a)(1)(v) of Regulation S-K.

EPL has requested that PwC furnish a letter addressed to the Securities and Exchange Commission, pursuant to Item 304(a)(3) of Regulation S-K, stating whether or not PwC agrees with the statements in this Current Report on Form 8-K. A copy of such letter dated June 27, 2014 is attached as Exhibit 16.1 to this Current Report on Form 8-K.

Also, on June 26, 2014, the Audit Committee recommended and approved the selection of UHY LLP (“UHY”), effective immediately, as EPL’s new independent registered public accounting firm. At no time during EPL’s two most recent fiscal years and the subsequent interim period through the Dismissal Date, did EPL consult with UHY regarding (i) the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on EPL’s financial statements, and no written report or oral advice was provided to EPL that UHY concluded was an important factor considered by EPL in reaching a decision as to any accounting, auditing or financial reporting issue or (ii) any matter that was the subject of a disagreement (as defined in Item 304(a)(1)(iv) and related instructions of Regulation S-K or a “reportable event” as described in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
16.1	Letter from PricewaterhouseCoopers LLP dated June 27, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EPL Oil & Gas, Inc.

	By:	/s/ Rick Fox
Rick Fox
June 27, 2014		Chief Financial Officer

Exhibit Index

Exhibit No.	Description
16.1	Letter from PricewaterhouseCoopers LLP dated June 27, 2014.